UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2017

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 West 36th Street, 7th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)       At the Annual Meeting of Stockholders on August 31, 2017 (the “Annual Meeting”) of Cinedigm Corp. (the “Company”), the stockholders of the Company approved the Company’s 2017 Equity Incentive Plan (the “Plan”). The Plan provides for the issuance of up to 2,098,270 shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), in the form of various awards, including stock options, stock appreciation rights, stock, restricted stock, restricted stock units, performance awards and cash awards. The Compensation Committee of the Company’s Board of Directors is authorized to administer the Plan and make grants thereunder.

The foregoing description is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on eight proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors. Details of the voting are provided below:

Proposal 1:

To elect four (4) members of the Company’s Board of Directors to serve until the 2017 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	8,234,322	771,391	3,016,495
Peter C. Brown	7,977,445	1,028,268	3,016,495
Patrick W. O’Brien	7,966,162	1,039,551	3,016,495
Zvi M. Rhine	8,237,109	768,604	3,016,495

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	7,445,551	1,404,539	155,623	3,016,495

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2017.	11,637,573	353,158	31,477	N/A

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve the issuance of shares of Class A common stock in connection with an investment in the Company and related exchanges of the Company’s convertible notes.	8,504,784	497,222	3,707	3,016,495

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Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock	8,495,039	507,455	3,219	3,016,495

Proposal 6:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company’s Certificate of Incorporation to eliminate certain transfer restrictions set forth in Section 4.4 of the Certificate of Incorporation.	8,102,613	894,937	8,163	3,016,495

Proposal 7:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To amend the Company’s Certificate of Incorporation to eliminate the Class B common stock and the Series B Junior Participating Preferred Stock	8,534,049	467,318	4,346	3,016,495

Proposal 8:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve the 2017 Equity Incentive Plan.	7,592,945	1,270,046	142,722	3,016,495

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2017 Equity Incentive Plan.

99.1	Press Release dated August 31, 2017

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 31, 2017

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit Number	Description

10.1	2017 Equity Incentive Plan.

99.1	Press Release dated August 31, 2017

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